UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2008

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Seaboard Industrial Blvd., Atlanta Georgia		30318-2825
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Matters.

On July 16, 2008, Zep Inc. announced that the Company’s first annual meeting of shareholders would be held on January 8, 2009. In addition, the announcement sets forth October 10, 2008 as the deadline for nominating a person for election to the Board of Directors or submitting a proposal for consideration at the annual meeting. A copy of the press release issued on July 16, 2008 is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 16, 2008 (Filed with the Commission as part of this Form 8-K).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2008

Zep Inc.

By:	/s/ C. Francis Whitaker, III
C. Francis Whitaker, III Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated July 16, 2008 (Filed with the Commission as part of this Form 8-K).